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                                                                  EXHIBIT 99.3

                       CONSENT TO BE NAMED AS A DIRECTOR

         I, Anders Knutsen, hereby consent to be nominated as a director of Olicom A/S, and to be named as a nominated director in the Form F-4 Registration Statement filed with the Securities and Exchange Commission by Olicom A/S.

Dated: April 4, 1997                                     /s/Anders Knutsen
                                                   ----------------------------
                                                              Anders Knutsen